TIC

Tel-Instrument

ELECTRONICS CORP.

JANUARY
2014

ANNUAL MEETING

SAFE HARBOR STATEMENT

This presentation includes statements that are not historical in nature and may be characterized as "forward-looking statements," including those related to future financial and operating results, benefits, and synergies of the combined companies, statements concerning the Company's outlook, pricing trends, and forces within the industry, the completion dates of capital projects, expected sales growth, cost reduction strategies, and their results, long-term goals of the Company and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. All predictions as to future results contain a measure of uncertainty and, accordingly, actual results could differ materially. Among the factors which could cause a difference are: changes in the general economy; changes in demand for the Company's products or in the cost and availability of its raw materials; the actions of its competitors; the success of our customers; technological change; changes in employee relations; government regulations; litigation, including its inherent uncertainty; difficulties in plant operations and materials; transportation, environmental matters; and other unforeseen circumstances. A number of these factors are discussed in the Company's previous filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

TIC Tel-Instrument Electronics Corp.


NEW PRODUCTS FROM THE LEADER
IN IFF MODE 5 FLIGHTLINE TEST SETS
Tel-Instrument
ELECTRONICS CORP.
AN/APM-206
TACAN Automated Test Set
AN/USM-719
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
TACAN/DME
VSWR
AN/USM-708
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
NAV (VOR, ILS, LOC, GS, MB)
Sonobuoy Simulation
Shipboard Tests
TACAN/DME
Link-4A
VSWR
TS-4530A
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS

COMPANY OVERVIEW

- Tel-Instrument is an industry leader in developing, producing and supporting field-tested, rugged avionic flight line (ramp) and maintenance (bench) test sets for demanding military and commercial customers. These products provide the stimulus and signals necessary for certification, verification, fault finding and diagnosis of airborne systems while on the ground. The Company offers solutions for most civil and/or military applications. The Company's products incorporate high levels of integration by combining more test functions into a single unit, and thereby reducing customer acquisition, training, and life-cycle support costs than legacy systems.
- The Company offers both bench and ramp electronic test sets for
  - Identification Friend or Foe ("IFF") transponders and interrogators
  - Navigation
  - Communication
  - Tactical Air Navigation ("TACAN")
  - Distance Measuring Equipment ("DME")
  - Traffic Collision Avoidance System ("TCAS")
- The Company's strategic plan for the last five years has been to secure a 95% plus market share in the Mode 5 flight-line test business and then use the new technology platforms to broaden its product line into related navigation and communication test markets.

CONTRACT SUMMARY

- Set forth below is a Contract Summary as of January 15, 2014

Product	Customer	Use	Orders Received	Max Contract Size	Backlog	Status
CRAFT	US Navy	Portable Pre-flight Multi Purpose Testing	$35.1M	$40.5M	$11.7M	450 units remaining to be shipped. Additional $5 million remaining on recent IDIQ order.
TS-4530A	US Army	Portable Pre-flight IFF Testing	$21.6	$44.0	$17.0	Initial LRIP shipments began July 2013. 2,300 Mod 5 upgrade KITS and 500 SETS remain to be shipped. Expecting additional orders.
ITATS	US Navy	Maintenance Shop (bench) TACAN Testing	$11.6	$14.0	$7.4	Production commencing. First shipments scheduled for July 2014. Current Navy order is for 102 units.
Miscellaneous					$3.0	
TOTAL			**$68.2M**	**$98.5M**	**$38.1M**	

FIRST SIX MONTHS OF 2014 SALES


$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands
$2,398
$1,175
$3,572
$6,257
$978
$7,235
Six Months Ended Sept 30, 2012
Six Months Ended Sept 30, 2013
Avionics Government
Avionics Commercial
Total

Significant Year Over Year Revenue Growth Driven by Government Contracts

CRAFT UPDATE (NAVY)

- Received $9.5 million IDIQ order in the Fall and $4.5 million of booked orders. $5.0 Million remaining to be ordered on this new contract.
  - The Company expects to generate substantial follow-on business with the Navy and other military customers domestically and overseas.
  - CRAFT has been selected for the JSF program which could generate significant sales over the next 15 years.
  - Follow-on CRAFT sales entail higher profit margins.
- Units are being used in the field with no issues and customers are very pleased with the quality and capabilities of this multi-purpose test set.
- Production levels have been hampered by the need to upgrade the CRAFT ship in place units.

TS-4530 UPDATE (ARMY)

- The TS-4530A design program is complete and limited rate production orders have commenced.
  - AIMS approval secured early last year.
  - Received $3.3 million limited rate production order last summer.
  - Logistics documentation is in the final stages of Army review and approval.
- The Company is pushing hard for a full production release this quarter.
  - Expect additional TS-4530A orders to be placed by the Army.

ITATS UPDATE (NAVY)

- TIC secured a $2.14 million contract modification to facilitate full rate production.
  - Includes the sale of IP; additional test fixtures; product enhancements for obsolete parts; and a higher recurring price for each unit.
  - Should entail a pre-tax income benefit of $1.2 million over the next two quarters.
  - TIC currently building units but long lead parts from our subcontractor will delay deliveries until this summer.
  - Sale of IP will have no impact on sales to Navy or other customers.

Major FY 14 Accomplishments

- AIMS approval for TS-4530A program.
- Receipt of follow-on Navy CRAFT order.
- Receipt of Navy calibration contract.
- Receipt of additional JSF CRAFT order.
- Significant reduction in overdue payables balance and improved balance sheet
- Upgrade of manufacturing staff and move to lean manufacturing techniques.
- Increased sales and return to operating profitability.

INVESTMENT HIGHLIGHTS

Attractive Business Model	• Diverse base of customers with long-term relationships • Low capital equipment requirements • Ongoing government funded engineering to support new requirements for existing products.
Diverse Product Offering	• Wide product line for both commercial and military customers • Customers will experience substantial cost savings converting from legacy products • Assembly and automated PXI testing production model offers high efficiencies.
Strong Backlog	• $38 million in shippable backlog with strong profit contribution • Projected large amount of follow-on sole source orders for new products
Competitive Advantages	• Strong competitive position in next generation Mode 5 flight-line test sets • Substantial regulatory, intellectual property and financial barriers to entry in core markets
Entering Growth Period	• Revenues and profits projected to grow substantially over next few years due to Mode 5 roll-out • New products specifically designed for growth into new markets. • Significant R&D expenditures for Mode 5 designs have been completed and fully expensed.

FINANCIAL OBJECTIVES

Near Term

- Increase Craft production levels
- Move TS-4530A into full rate production
- Move ITATS into full rate production
- Further strengthen balance sheet

Mid Term

- Strong sales growth and profitability in FY 15 and FY 16
- Replace high priced financing with traditional bank debt

Long Term

- Sustainable and profitable double digit growth

CONTACT

Tel-Instrument
ELECTRONICS CORP.

One Branca Road
East Rutherford, NJ
07073
Tel: 201-933-1600
Fax: 201-933-7340

TIC
Tel-Instrument
ELECTRONICS CORP.